UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ___________

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant To Section 13 of 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       May 4, 2005
                                                --------------------------------


                          Central Garden & Pet Company
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             (Exact name of registrant as specified in its charter)


              Delaware                 0-20242              68-0275553
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    (State or other jurisdiction   (Commission File       (IRS Employer
          of incorporation)            Number)           Identification No.)


1340 Treat Boulevard, Suite 600, Walnut Creek, California           94597
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code     (925) 948-4000
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          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.
           ---------------------------------------------

     On May 4, 2005, Central Garden & Pet Company issued a press release announcing its financial results for its fiscal second quarter ended March 26, 2005. A copy of the press release is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

         Exhibit 99.1      Press release dated May 4, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CENTRAL GARDEN & PET COMPANY



                                    By:     /S/   STUART W. BOOTH
                                            ------------------------------------
                                            Stuart W. Booth
                                            Vice President and Chief Financial
                                            Officer

Dated:   May 4, 2005

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